UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): October 30, 2019

IWeb Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-205835	83-0549737
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121/34, RS Tower, 8th Floor

Ratchadaphisek Road, Din Daeng Sub-district, din Daeng District,

Bangkok, Thailand

 (Address of principal executive offices)

+662-248-2436

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement

On October 30, 2019, One Belt One Network Holdings Limited, a British Virgin Island company (the “OBON BVI”) and 70% owned subsidiary of IWEB, Inc. (the “Company”), OBON Corporation Company Limited, a Thailand Company (“OBON Thailand”) and Chanikarn Lertchawalitanon, a Thai citizen, a shareholder of the Company, and a 91% shareholder of OBON Thailand, entered into the following agreements, or collectively, the “Variable Interest Entity” or “VIE Agreements”. OBON Thailand was established as our VIE for our business expansion and development in Thailand, which imposes certain restrictions on foreign invested companies.

The VIE Agreements with Chanikarn Lertchawalitanon are as follows:

1) An Exclusive Purchase Option Agreement by and among OBON BVI, OBON Thailand and Chanikarn Lertchawalitanon. Pursuant to the Exclusive Purchase Option Agreement, Chanikarn Lertchawalitanon granted to OBON BVI and any party designated by OBON BVI the exclusive right to purchase at any time during the term of this agreement all or part of her equity interests in OBON Thailand, or the “Equity Interests,” at a purchase price equal to the registered capital paid by Chanikarn Lertchawalitanon for the Equity Interests, or, in the event that applicable law requires an appraisal of the Equity Interests, the lowest price permitted under applicable law. Pursuant to a power of attorney executed by Chanikarn Lertchawalitanon, she irrevocably authorized any person appointed by OBON BVI to exercise all shareholder rights, including but not limited to voting on her behalf on all matters requiring approval of OBON Thailand’s shareholder, disposing of all or part of the shareholder's equity interest in OBON Thailand, and electing, appointing or removing directors and executive officers. The person designated by OBON BVI is entitled to dispose of dividends and profits on the equity interest without reliance on any oral or written instructions of Chanikarn Lertchawalitanon. The power of attorney will remain in force for so long as Chanikarn Lertchawalitanon remains the shareholder of OBON Thailand. Chanikarn Lertchawalitanon has waived all the rights which have been authorized to OBON BVI’s designated person under power of attorney.

2) An Equity Pledge Agreement by and among OBON BVI, OBON Thailand and Chanikarn Lertchawalitanon. Pursuant to the Equity Pledge Agreement, Chanikarn Lertchawalitanon pledged all of the Equity Interests to OBON BVI to secure the full and complete performance of the obligations and liabilities on the part of OBON Thailand and her under this and the above contractual arrangements. If OBON Thailand or Chanikarn Lertchawalitanon breaches their contractual obligations under these agreements, then OBON BVI, as pledgee, will have the right to dispose of the pledged equity interests. Chanikarn Lertchawalitanon agrees that, during the term of the Equity Pledge Agreement, she will not dispose of the pledged equity interests or create or allow any encumbrance on the pledged equity interests, and she also agrees that OBON BVI’s rights relating to the equity pledge should not be prejudiced by the legal actions of the shareholder of OBON Thailand, her successors or designees. During the term of the equity pledge, OBON BVI has the right to receive all of the dividends and profits distributed on the pledged equity. The Equity Pledge Agreement will terminate on the second anniversary of the date when OBON Thailand and Chanikarn Lertchawalitanon have completed all their obligations under the contractual agreements described above.

On October 30, 2019, OBON BVI, OBON Thailand and Wanee Watcharakangka, a Thai citizen and a 0.09% shareholder of OBON Thailand, entered into the VIE Agreements.

The VIE Agreements with Wanee Watcharakangka are as follows:

1) An Exclusive Purchase Option Agreement by and among OBON BVI, OBON Thailand and Wanee Watcharakangka. Pursuant to the Exclusive Purchase Option Agreement, Wanee Watcharakangka granted to OBON BVI and any party designated by OBON BVI the exclusive right to purchase at any time during the term of this agreement all or part of his equity interests in OBON Thailand, or the “Equity Interests,” at a purchase price equal to the registered capital paid by Wanee Watcharakangka for the Equity Interests, or, in the event that applicable law requires an appraisal of the Equity Interests, the lowest price permitted under applicable law. Pursuant to a power of attorney executed by Wanee Watcharakangka, he irrevocably authorized any person appointed by OBON BVI to exercise all shareholder rights, including but not limited to voting on his behalf on all matters requiring approval of OBON Thailand’s shareholder, disposing of all or part of the shareholder's equity interest in OBON Thailand, and electing, appointing or removing directors and executive officers. The person designated by OBON BVI is entitled to dispose of dividends and profits on the equity interest without reliance on any oral or written instructions of Wanee Watcharakangka. The power of attorney will remain in force for so long as Wanee Watcharakangka remains the shareholder of OBON Thailand. Wanee Watcharakangka has waived all the rights which have been authorized to OBON BVI’s designated person under power of attorney.

2) An Equity Pledge Agreement by and among OBON BVI, OBON Thailand and Wanee Watcharakangka. Pursuant to the Equity Pledge Agreement, Wanee Watcharakangka pledged all of the Equity Interests to OBON BVI to secure the full and complete performance of the obligations and liabilities on the part of OBON Thailand and him under this and the above contractual arrangements. If OBON Thailand or Wanee Watcharakangka breaches their contractual obligations under these agreements, then OBON BVI, as pledgee, will have the right to dispose of the pledged equity interests. Wanee Watcharakangka agrees that, during the term of the Equity Pledge Agreement, he will not dispose of the pledged equity interests or create or allow any encumbrance on the pledged equity interests, and he also agrees that OBON BVI’s rights relating to the equity pledge should not be prejudiced by the legal actions of the shareholder of OBON Thailand, his successors or designees. During the term of the equity pledge, OBON BVI has the right to receive all of the dividends and profits distributed on the pledged equity. The Equity Pledge Agreement will terminate on the second anniversary of the date when OBON Thailand and Wanee Watcharakangka have completed all their obligations under the contractual agreements described above.

On October 30, 2019, OBON BVI, OBON Thailand and Ratanaphon Wongnapachant, a Thai citizen, a major shareholder of the Company, our Chairman and Chief Executive Officer, entered into the Amendment to Exclusive Purchase Option Agreement and Amendment to Equity Pledge Agreement to correct the number and percentage of the shares owned by Mr. Ratanaphon Wongnapachant in OBON Thailand. OBON BVI, OBON Thailand and Ratanaphon Wongnapachant entered into Exclusive Purchase Option Agreement and Equity Pledge Agreement on June 4, 2019, which were disclosed in the Form 8-K filed with SEC on June 10, 2019 and amended on October 30, 2019.

The Exclusive Purchase Option Agreement with Chanikarn Lertchawalitanon, the Equity Pledge Agreement with Chanikarn Lertchawalitanon, the Exclusive Purchase Option Agreement with Wanee Watcharakangka, the Equity Pledge Agreement with Wanee Watcharakangka, the Amendment to Exclusive Purchase Option Agreement with Ratanaphon Wongnapachant and the Amendment to Equity Pledge Agreement with Ratanaphon Wongnapachant (collectively, the “Agreements”) are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K. The foregoing summary of the terms of the Agreements is subject to, and qualified in its entirety by the Agreements, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Exclusive Purchase Option Agreement by and among One Belt One Network Holdings Limited, OBON Corporation Company Limited and Chanikarn Lertchawalitanon, dated October 30, 2019.
10.2	Equity Pledge Agreement by and among One Belt One Network Holdings Limited, OBON Corporation Company Limited and Chanikarn Lertchawalitanon, dated October 30, 2019.
10.3	Exclusive Purchase Option Agreement by and among One Belt One Network Holdings Limited, OBON Corporation Company Limited and Wanee Watcharakangka, dated October 30, 2019.
10.4	Equity Pledge Agreement by and among One Belt One Network Holdings Limited, OBON Corporation Company Limited and Wanee Watcharakangka, dated October 30, 2019.
10.5	Amendment to Exclusive Purchase Option Agreement by and among One Belt One Network Holdings Limited, OBON Corporation Company Limited and Ratanaphon Wongnapachant, dated October 30, 2019.
10.6	Amendment to Equity Pledge Agreement by and among One Belt One Network Holdings Limited, OBON Corporation Company Limited and Ratanaphon Wongnapachant, dated October 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IWeb, Inc.

Date: November 1, 2019	By:	/s/ Wai Hok Fung
Wai Hok Fung
President